The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $13,931
Janus Government Money Market Fund $1,855
Janus Tax-Exempt Money Market Fund $ 653

Institutional Class
Janus Money Market Fund $68,617
Janus Government Money Market Fund $6,468
Janus Tax-Exempt Money Market Fund $443

Service Class
Janus Money Market Fund $206
Janus Government Money Market Fund $1,470
Janus Tax-Exempt Money Market Fund $2

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Mid Cap Value Fund $273,351
Janus Small Cap Value Fund $218,723
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0


Institutional Class
Janus Mid Cap Value Fund $41,556
Janus Small Cap Value Fund $207,212
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

Service Class
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0094
Janus Government Money Market Fund $0.0091
Janus Tax-Exempt Money Market Fund $0.0065

Institutional Class
Janus Money Market Fund $0.0115
Janus Government Money Market Fund $0.0113
Janus Tax-Exempt Money Market Fund $0.0086

Service Class
Janus Money Market Fund $0.0103
Janus Government Money Market Fund $0.0101
Janus Tax-Exempt Money Market Fund $0.0073

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Mid Cap Value Fund $1.9299
Janus Small Cap Value Fund $4.9573
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

Institutional Class
Janus Mid Cap Value Fund $1.9299
Janus Small Cap Value Fund $4.9573
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

Service Class
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund: 1,460,857
Janus Government Money Market Fund: 197,464
Janus Tax-Exempt Money Market Fund: 98,971

Institutional Class
Janus Money Market Fund: 4,615,817
Janus Government Money Market Fund: 495,773
Janus Tax-Exempt Money Market Fund: 45,001

Service Class
Janus Money Market Fund: 13,714
Janus Government Money Market Fund: 140,249
Janus Tax-Exempt Money Market Fund: 101

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund  $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00